Exhibit 99.1
Investor Overview December 2007

Forward Looking Statements Some of the statements made by Global Telecom & Technology, Inc. ("GTT") in this presentation, including without limitation statements regarding GTT's anticipated future growth and financial performance and market demand for GTT services, are forward-looking in nature. GTT intends that any forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be covered by the safe harbor provisions for such statements contained in Section 21E of the Exchange Act. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "may," "will," "should," "expects," "anticipates," "intends," "plans," "believes," "estimates," "predicts," "potential," "continues" and similar expressions are forward-looking statements. We caution you that forward-looking statements are not guarantees of performance. We undertake no obligation and disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual future results to differ materially from those projected or contemplated in the forward- looking statements. GTT believes that these risks include, but are not limited to: GTT's history of operating losses; GTT's significant outstanding indebtedness; GTT's ability to develop and market new products and services that meet customer demands and generate acceptable margins; GTT's reliance on several large customers; the complexities of carrying on business on an international basis; GTT's ability to negotiate and enter into acceptable contract terms with its suppliers; GTT's ability to attract and retain qualified management and other personnel; continued development of GTT's information technology platforms; failure of the third-party communications networks on which GTT depends; GTT's ability to successfully complete the integration of its operating companies acquired in October 2006; and competition and other risks associated with the communications sector in general and the multi-network operator sector in particular. Additional information concerning these and other important factors can be found under the heading "Risk Factors" in GTT's annual and quarterly reports filed from time to time with the Securities and Exchange Commission including, but not limited to, its Annual Report on Form 10-K filed in April 2007 and its Quarterly Report on Form 10-Q filed in November 2007. Statements in this presentation should be evaluated in light of these important factors.

Company Overview GTT is a Leading Multi-Network Operator Leverages extensive carrier relationships to deliver customized solutions Provides single platform for network service and management needs Provides cost efficient and comprehensive network services worldwide Specializes in complex and difficult to serve locations Low cap ex, high growth business model Third party network strategy gives company ability to grow business without major capex investments Supplier agreements aligned with customer commitments Operational leverage Existing business structure can support significant revenue growth Market demand for GTT services growing Technology advancements, network complexity, increased e-business and multi- national businesses are driving demand Enterprises need responsive, simplified and reliable service provider to outsource network services Carriers requiring simplified and reliable off-net solutions Global Telecom & Technology, Inc. (OTC: GTLT) GTT formed in Oct 2006 via combination of European Telecommunications & Technology (ETT) and Global Internetworking, Inc. (GII) Global multi-network operator (MNO) providing worldwide data and network services to enterprise, carrier and government customers

Company Overview Blue Chip customer base Over 200 enterprise, carrier, government customers providing service to over 70 countries CMD -- Unique Intellectual Capital Robust network design, pricing, provisioning and management/ops tool Significant competitive advantage to GTT Central "engine" for network management, maintenance, reporting and billing Access to over 600 telecom partner vendors, continuously updated and expanded Headquartered in metro Washington, D.C. Offices in London, New York, Paris, Dusseldorf Our platform enables us to service anyone, anywhere Access to over 100,000 carrier POPs worldwide Veteran telecom board experienced in telecom, high growth strategy, M&A and integration

Leadership Team

GTT Board of Directors	Past Experience and/or Present Position
H. Brian Thompson *Executive Chairman*	Chairman, Comsat International; Former Chairman & CEO, Global Telesystems; Former Chairman & CEO LCI International; Former Vice Chairman, Qwest
Rick Calder – *Director* *President & CEO*	President & CEO, GTT; Former President & COO, Inphonic; Former President, Business Enterprise, Broadwing; Former Division President, Winstar
Morgan O'Brien -- *Director*	Chairman & CEO Cyren Call Communications; Former Vice Chairman and Co-Founder, Nextel
Didier Delepine – *Director*	Former President & CEO, Equant
Howard Janzen – *Director*	CEO, One Communications; Former President, Sprint Business Solutions
Joe Bruno – *Director*	President, Building Hope; Formerly with KPMG and Coopers & Lybrand
Sudhakar Shenoy – *Director*	CEO, Information Management Consulting, Inc.
Rhodric Hackman – *Director*	Former Co-Head of Comm. & Media Investment Banking, PWC
Michael Keenan –*Director*	Former CEO and co-founder, Global Internetworking, Inc.
Theodore B. Smith, III – *Director*	President & CEO, John Hassall, Inc.

GTT Senior Management	
Rick Calder	President & CEO
Kevin Welch	CFO
John Hendler	SVP – Global Sales
Rudolf Gordon-Seymour	VP – Global Operations
JD Darby	VP -- Marketing

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11 Global choices Global support Global expertise Global Intelligence..! GTT At A Glance What We Sell Data Transport Private Line, Ethernet IP services VSAT Services Managed Services IP VPN Remote access support (iPASS) Network management Customized support Wide Area Network design Network cost analysis Telecom expense management Co-location

13 13 13 The GTT Difference Value Added Propositions One Master Service Agreement (MSA) Provides access to over 600 Carrier Networks. Design the optimal network solution from multiple suppliers Centralized Implementation Turn-key Dedicated Project Management across all service offerings Global Fault Management Centralized Network Operations Center One end-to-end SLA - nothing is "off-net" Consolidated Billing All inclusive and accurate Multi-currency

15 Customer Application Examples Very Small Aperture Terminal (VSAT) services for global oil and gas exploration company in remote Africa Dedicated IP services for large global systems integrator and outsourcing firm all across South America Private Line services for global banking firm into Bahrain, Dubai, and Qatar Large SONET Network Ring network for international financial institution in the Caribbean

17 17 GTT's database includes 100,000 carrier POPs worldwide Includes maps to lit buildings, central offices and cell towers Ability to quickly generate hundreds of network design choices Present the "best solution" design for customer Hundreds of route choices Multiple access points Our Proprietary Tools Provide Choices

Niger Angola Nigeria India Bahrain, Dubai Barbados Latin America Canada United States Hong Kong Western / Eastern Europe UK GTT's Global Reach Russia Providing Service in over 70 countries around the world

Financial Results 3Q07 year over year revenue growth of 13% Sequential revenue growth of 6.5% Positive Adjusted EBITDA of $157K(b) Continues trend of improving EBITDA performance Cash flow positive for the quarter Completed significant balance sheet restructuring in November ______ (a), (b) and (c): See Annex A for footnotes 3Q07 Financial highlights: (in millions except per share amounts) Q3 2007 Q2 2007 Q3 2006 YTD 2007 YTD 2006 Revenue $14.7 $13.8 $13.0(a) $42.1 $38.5(a) Adjusted EBITDA(b) $0.16 $(0.05) $(0.48) $(0.50) $(0.82) Operating loss $(0.6) $(2.3) $(0.5)(a) $(6.0) $(1.0)(a) Net (loss) income $(0.52) $(2.3) $2.80(c) $(5.8) $3.9(c) Net (loss) income per share $(0.04) $(0.19) $0.24(c) $(0.48) $0.33(c)

Balance Sheet Restructuring Prior to restructuring: Balance sheet with near term maturities and limited liquidity $10 million in debt $6M due April 2008 at 12% interest (increasing to 16%) $0.5M of accrued interest (as of November 12, 2007) $4M due December 2008 at 6% interest $0.2M of accrued interest (as of November 12, 2007) No alternative liquidity options $2 million of cash on balance sheet September 30, 2007

Balance Sheet Restructuring Post-Restructuring: Restructuring reduced overall debt, extended maturities and increased liquidity April 2008 maturity notes (and accrued interest) replaced with equity and new convertible debt 2.6 million shares issued at premium to market ($1.37/share) to retire $3.5 million of debt (and accrued interest) $2.9M of debt (and accrued interest) replaced with new convertible debt Convertible debt: December 2010 maturity Convertible into common at $1.70 per share 10% annual interest Company can require conversion if closing price exceeds $2.64 per share for 15 consecutive days $4.0 million December 2008 maturity extended to December 2010 Interest remains at 6% until January 2009; increases to 10% Issued $1.9 million of new convertible debt Same terms as convertible debt above

Balance Sheet Balance Sheet

Summary Global Network Reach Turn-Key, Best of Breed Solutions Lower Total Cost of Network Ownership Outstanding Customer Service World-class leadership Proven track record serving blue chip customers Customer-centric business model

Investor Overview Appendix December 2007

Annex A: Notes to Financial Highlights (a) Reflects the arithmetic combination of the revenues and other operating results of GTT, GII and ETT for the three month and nine month period ended September 30, 2006. Prior to its acquisitions of GII and ETT in October 2006 (the "Acquisitions"), GTT had no material business or operations. See "Annex B: Non-GAAP Financial Information-Non-GAAP Combined Financial Information" for more information regarding the computation of these amounts. (b) See "Annex B: Non-GAAP Financial Information-Adjusted EBITDA" for more information regarding the computation of Adjusted EBITDA. (c) Net income for these periods resulted from interest income generated by the trust account established to hold the net proceeds of GTT's initial public offering. Net income was affected by the non-cash impact of the gain in derivative value of GTT's outstanding warrants during these periods.

Annex B: Non-GAAP Financial Information Non-GAAP Combined Financial Information Because GTT was a company with no material business or operations prior to the completion of the Acquisitions on October 15, 2006, GTT is presenting its results of operations, combined on an arithmetic basis, with those of GII and ETT for the relevant periods of each company during the quarter and period ended September 30, 2006. We refer to such combined financial information as being presented on a "non- GAAP combined" basis. Such non-GAAP combined financial information only constitutes the arithmetic sums described above with respect to the three months and nine months ended September 30, 2006 and does not give effect to purchase accounting, cost savings, interest expense or other pro forma adjustments resulting from the Acquisitions of GII and ETT for that period. GTT is presenting and analyzing non-GAAP combined financial information because management believes that presenting such non-GAAP financial information will be useful to investors for comparative purposes. Because of the method by which the non-GAAP combined financial information was compiled, GTT's analysis compares results of different companies over different periods using different bases of accounting, and the non-GAAP combined financial information may not be indicative of GTT's future results or of what GTT's results would have been had the Acquisitions of GII and ETT occurred as of the first day of the periods presented. Therefore, you should not consider the non-GAAP combined financial information in isolation or view it as a substitute for any financial information of GTT, GII or ETT that is prepared in accordance with GAAP. You should read the non-GAAP combined financial information and this analysis in conjunction with the separate financial statements of the companies included in GTT's quarterly report on Form 10-Q for the quarter ended September 30, 2007. Non-GAAP Revenue Non-GAAP revenue for the three and nine months ended September 30, 2007 is the arithmetic combination of the revenue of GTT, GII and ETT for such period, as described above under "-Non-GAAP Combined Financial Information." Adjusted EBITDA Adjusted EBITDA represents operating income before depreciation and amortization on a non-GAAP combined basis for the three and nine months ended September 30, 2007 and adjusted to take account of deferred revenues (and associated expenses) that were eliminated as a result of purchase accounting adjustments in connection with the Acquisitions for the three and nine months ended September 30, 2007; in each case further adjusted to exclude certain one-time expenses including costs associated with the completion of the Acquisitions, employee terminations and other non-recurring items. GTT presents Adjusted EBITDA as a supplemental measure of GTT's performance. GTT also presents Adjusted EBITDA because GTT believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry and in measuring the ability of issuers to meet debt service obligations. In evaluating Adjusted EBITDA, you should be aware that in the future GTT may incur expenses similar to the adjustments in this presentation. GTT's presentation of Adjusted EBITDA should not be construed as an inference that GTT's future results will be unaffected by unusual or non- recurring items. Adjusted EBITDA is not a measurement of GTT's financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP.

Annex B: Non-GAAP Financial Information The following is a reconciliation of Adjusted EBITDA to operating loss: The following is a reconciliation of Adjusted EBITDA to operating loss: